Exhibit 10.3

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THIS NOTE UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.

                                 PROMISSORY NOTE

$200,000.00                                                     November 4, 2004


         FOR VALUE RECEIVED, the undersigned, NOXSO CORPORATION, a Virginia corporation (the "Borrower"), promises to pay to ROCKY POINT PARTNERS, LLC (the "Lender"), or order, the principal amount of TWO HUNDRED THOUSAND DOLLARS ($200,000.00) or such lesser aggregate unpaid principal amount of the loan made by the Lender to the Borrower hereunder (the "Loan"), together with daily interest from the date hereof, computed on the basis of a 365-day year, on the aggregate principal amount of the Loan from time to time unpaid at the rate of three percent (3%) per annum, beginning 180 days after the date of issuance, and shall be due and payable in a single balloon payment on the one year anniversary of the note and shall otherwise be in a form that is reasonable agreed to by the parties.

         On the satisfaction of all conditions to the Closing of the transaction contemplated herein closing of the real estate purchase of the 151 acres of real property in Dallas, Texas, specifically the removal of the flood plane designation on the property in Dallas, Texas, the Borrower will pay to the Lender for credit to the Loan an amount equal to the Loan then due, together with all accrued and unpaid interest on the Loan. If such conditions are not satisfied, this note shall be considered null and void.

         The Borrower may from time to time prepay all or any portion of the Loan, without premium or penalty. Upon all prepayments of the Loan, the Borrower shall pay to the Lender the principal amount to be prepaid together with unpaid interest in respect thereof accrued to the date of prepayment.

         Any payment under this Note shall be made to the Lender in lawful money of the United States of America on the date such payment is due at the office of the Lender at ______________________ ___________ ____________or at such address as the Lender may specify in writing to the Borrower.

         The parties hereto, including the Borrower and all guarantors and endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided herein, and assent to extensions of time of payment, or forbearance or other indulgence, without notice.

         Any reference in this Note to the Borrower shall be deemed to include the successors and assigns of the Borrower; provided, however, that the Borrower may not assign its obligations hereunder without the prior written consent of the Lender. Any reference in this Note to the Lender shall be deemed to include the successors and assigns of the Lender.

         Notwithstanding the place where this Note may be executed, the Borrower expressly agrees that all the terms and provisions hereof shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of the State of Utah.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of the day and year first above written.

                                                     NOXSO CORPORATION

                                                     /s/ Richard J. Anderson
                                                     ---------------------------
                                                     Title: President